NOTICE OF GUARANTEED DELIVERY


         This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of 9 1/4% Preferred Stock, Series B (the "Series B Preferred") of SunAmerica Inc. ("SunAmerica") and all other documents required by the Letter of Transmittal cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Offering Circular/Prospectus of SunAmerica and SunAmerica Capital Trust I dated March __, 1995 (the "Offering Circular/Prospectus")). Such form may be delivered by hand or facsimile transmission, telex or mail to the Exchange Agent. See the Offering Circular/Prospectus.

To:  The First National Bank of Chicago, Exchange Agent


        By Hand or Overnight                     By Hand or Overnight
         Courier in Chicago:                     Courier in New York:

       The First National Bank                First Chicago Trust Company
            of Chicago,                               of New York
           Exchange Agent                            14 Wall Street
        One North State Street                    8th Floor - Window 2
              9th Floor                         New York, New York  10005
    Attention: Securities Processing
              Suite 0124
        Chicago, Illinois  60602

                                 By Mail:
                  (registered or certified mail recommended)

                      The First National Bank of Chicago,
                                Exchange Agent
                     Registered Securities Processing Unit
                           One First National Plaza
                                  Suite 0124
                         Chicago, Illinois  60670-0124


                          By Facsimile Transmission:

                       (For Eligible Institutions Only)

                       (312) 407-1067 or (212) 240-8938


               Confirm Receipt of Notice of Guaranteed Delivery
                                 by Telephone:

             (800) 524-9472 (Chicago) or (212) 240-8800 (New York)

               Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery.


Ladies and Gentlemen:

         The undersigned hereby tenders to SunAmerica Capital Trust I (the "Trust"), upon the terms and conditions set forth in the Offering
Circular/Prospectus dated March   , 1995 and the related Letter of Transmittal
(which constitute the "Offer"), receipt of which is hereby acknowledged, shares of Series B Preferred, pursuant to the guaranteed delivery procedure set forth in the Offering Circular/Prospectus.

                                                            SIGN HERE
Certificate Nos. (if available)
                                           ...................................
.........................................

.........................................
If shares of Series B Preferred will be    ...................................
tendered by book-entry transfer:                       (Signature(s))

Name of Tendering                          ...................................
  Institution:...........................          (Name(s)) (Please Print)

.........................................  ...................................
                                                           (Address)
Account No. .............................
                                           ...................................
                                                                    (Zip Code)

                                           ...................................
                                              (Area Code and Telephone No.)


                                   GUARANTEE
                   (Not to be used for signature guarantee)


         The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the shares of Series B Preferred tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of shares of Series B Preferred complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the shares of Series B Preferred tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof and any other required documents, all within five New York Stock Exchange, Inc. trading days of the date hereof.


                                     ........................................
                                                  (Name of Firm)


                                     ........................................
                                              (Authorized Signature)


                                     ........................................
                                                      (Name)


                                     ........................................
                                                     (Address)


                                     ........................................
                                                      (Zip Code)

Dated: .....................         ........................................
                                            (Area Code and Telephone No.)


    DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.  YOUR STOCK CERTIFICATES
                 MUST BE SENT WITH THE LETTER OF TRANSMITTAL.